DVISORS, INC. • ADMINISTRATIVE SYSTEMS, INC./THE BALANCED PROGRAM, INC. • ADP/STATEWIDE INSURANCE AGENCIES, INC. • ADVANCED SETTLEMENTS, INC./NATIONAL INSURANCE BROKERAGE, LLC • ALAN KAYE
ICE AGENCY, INC. • ALEXANDER BENEFITS CONSULTING, LLC • ALLIANCE RESOURCE GROUP • AMERICAN BENEFITS INSURANCE CORP. • AMERICAN FINANCIAL SOLUTIONS • AMERICAN WEALTH TRANSFER GROUP •
LOWTH, WILSON & LEIBOWITZ, INC. • ARTHUR D. SHANKMAN & COMPANY, INC. • ASHTON GROUP • BALSER COMPANIES • BARRY KAYE ASSOCIATES, INC. • THE BAY RIDGE GROUP, INC. • BEACON GROUP
N RETIREMENT PLANNING SERVICES, INC. • BENEFIT ASSOCIATES, INC. • BENEFIT PLANNING SERVICES • THE BENEFITS SOLUTION GROUP, INC. • BERNARD R. WOLFE & ASSOCIATES • BINGHAM & HENSLEY RESOURCES, INC.
P, ORTIZ & LOCASCIO ASSOCIATES, INC. • BMG OF WNY • BOB MCCLOSKEY AGENCY, INC./ BMI BENEFITS, LLC • THE BROWNING GROUP II, INC. • CASH & ASSOCIATES, P.A. • CASHMAN CONSULTING & INVESTMENTS, LLC
N PLANNING CORPORATION • CHRISTIE FINANCIAL GROUP, INC. • CLIPPINGER FINANCIAL GROUP, LLC • CLOUSE FINANCIAL, LLC • THE COMP CONSULTING COMPANIES, LLC • COMPASS CAPITAL MANAGEMENT, LLC •
K SPECIALTY PRODUCTS, INC. • CONTEMPORARY BENEFITS DESIGN, INC. • CORPORATE BENEFIT ADVISORS, INC. • CORPORATE BENEFITS, INC. • CREATIVE EDGE PLANNING & INSURANCE SERVICES, LLC •
& ASSOCIATES, INC. • DELESSERT FINANCIAL SERVICES, INC. • DELOTT & ASSOCIATES, INC. • DENNIS P. BUCKALEW & ASSSOCIATES, INC. • DIMEO SCHNEIDER & ASSOCIATES, LLC • DOT BENEFITS CONSULTING CORP. •

& CO. • THE MELTZER GROUP • MICHAEL G. PENNEY INSURANCE, INC. • MICHAEL G. RUDELSON & COMPANY • MITCHELL & MORONESO INSURANCE SERVICES, INC. • MODERN PORTFOLIO MANAGEMENT, INC.
GHAN, TILGHMAN & HOYLE • MOSSE & MOSSE INSURANCE ASSOCIATES, INC. • MTD ASSOCIATES • NATIONAL ENROLLMENT SERVICES, INC. • NATIONAL MADISON GROUP, INC. • NATIONAL SETTLEMENT CONSULTANTS •
BROKERAGE, INC. • NEWMARKET FINANCIAL GROUP • NFP PROPERTY & CASUALTY SERVICES, INC. • NUVISION FINANCIAL CORP. • OKLAHOMA FINANCIAL CENTER, INC. • O'RIORDAN AND ASSOCIATES •
ITAL ADVISORS, INC. • PATRICIA TANNER & ASSOCIATES • PENINSULA ADVISORS, LLC • PEREGRINE ADVISERS, INC. • THE PERKINS COMPANIES, INC. • PERSONAL CAPITAL MANAGEMENT, INC. • PEYSER & ALEXANDER
MENT, INC. • PLAN DESIGN SERVICES, INC. • PORTELL FINANCIAL SERVICES • POTOMAC BASIN GROUP ASSOCIATES, INC. • PREFERRED BENEFITS GROUP, INC. • PRIESTLEY COMPANY, INC. • PROFESSIONAL BENEFITS
NS, INC. • PROFESSIONAL PENSIONS, INC. • PRO FINANCIAL SERVICES, INC. • PROVISE MANAGEMENT GROUP, LLC • PRW ASSOCIATES INSURANCE AGENCY, INC. • REALCARE INSURANCE MARKETING, INC.
SSANCE BANK ADVISORS, LLC • RENAISSANCE BENEFIT ADVISORS, INC. • RETIREMENT INVESTMENT ADVISORS, INC. • SAMPERS FINANCIAL, INC. • SAN DIEGO PENSION CONSULTANTS, INC. • SCHECHTER FINANCIAL GROUP
IDT FINANCIAL GROUP, INC. • SCORICA, INC. • SINDRICH & ASSOCIATES • SMITH & FRANK GROUP SERVICES, INC. • SONTAG ADVISORY, LLC • THE SPALDING FINANCIAL GROUP, INC. • STA BENEFITS, LTD.
RD FINANCIAL STRATEGIES, INC. • STUART COHEN & ASSOCIATES • SUMMIT FINANCIAL GROUP • SUPPORT FINANCIAL SERVICES, INC. • THORBAHN & ASSOCIATES INSURANCE AGENCY, INC. • TOTAL FINANCIAL & INSURANCE SERVICES
DELL ASSOCIATES • UNITED ADVISORS, LLC • UNIVERSAL INSURANCE BROKERAGE SERVICES, LLC • VIRTUAL BENEFITS CORPORATION • WHARTON ADVISORS • WINDSOR INSURANCE ASSOCIATES • THE ZIDD AGENCY, INC. •

FOURTH QUARTER EARNINGS CALL PRESENTATION February 11 th , 2009 Exhibit 99.1

RELATED TO FORWARD-LOOKING STATEMENTS
Certain items in this presentation and in today’s discussion, including matters relating to revenue, net income, cash earnings and cash earnings per diluted share (both including and excluding management agreement buyout, net of tax), and percentages or calculations using these measures, acquisitions, capital structure or growth rates and other financial measurements and non-financial statements in future periods, constitute forward-looking statements. These forward-looking statements are based on management's current views with respect to future results and are subject to risks and uncertainties. These statements are not guarantees of future performance. Actual results may differ materially from those contemplated by forward-looking statements. National
Financial Partners Corp. (“NFP” or the “Company”) refers you to its filings with the Securities and
Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31,
2007, filed on February 19, 2008, and its Quarterly Report on Form 10-Q for the period ended
September 30, 2008, filed with the SEC on November 7, 2008, for additional discussion of these risks and uncertainties as well as a cautionary statement regarding forward-looking statements.
Forward-looking statements made during this presentation speak only as of today's date. NFP expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

RELATED TO NON-GAAP FINANCIAL INFORMATION
The Company analyzes its performance using historical and forward-looking non-GAAP measures called cash earnings and cash earnings per diluted share (both including and excluding management agreement buyout, net of tax) and percentages or calculations using these measures.
The Company believes these non-GAAP measures provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP. As of the fourth quarter of 2008, the
Company modified its definition of cash earnings to reduce cash earnings for the tax benefit of impairment of goodwill and intangible assets. Prior periods have been modified on a comparable basis. Cash earnings is now defined as net income excluding amortization of intangibles, depreciation, and the after-tax impact of the impairment of goodwill and intangible assets. Cash earnings per diluted share is calculated by dividing cash earnings by the number of weighted average diluted shares outstanding for the period indicated. Cash earnings and cash earnings per diluted share should not be viewed as substitutes for net income and net income per diluted share, respectively. A full reconciliation of these non-GAAP measures to their GAAP counterparts is provided in the Company’s quarterly financial supplement for the quarter ended December 31, 2008, which is available on the Investor Relations section of the Company’s Web site at www.nfp.com.

RECONCILIATION: NET INCOME TO CASH EARNINGS
(dollars in thousands, except per share data)
(1) As of the fourth quarter of 2008, the Company modified its definition of cash earnings to reduce cash earnings for the tax benefit of impairment of goodwill and intangible assets. Prior periods have been modified on a comparable basis. Cash earnings is now defined as net income excluding amortization of intangibles, depreciation, and the after-tax impact of the impairment of goodwill and intangible assets.
(2) The sum of the per-share components of cash earnings per share - diluted and cash earnings per share - diluted excluding management agreement buyout, net of tax, may not agree to cash earnings per share - diluted and cash earnings per share - diluted excluding management agreement buyout, net of tax, due to rounding.
2.46 $ 2.81 $ 0.70 $ 0.82 $ Cash Earnings per share - diluted excluding management agreement buyout, net of tax
(2)
— 0.19 — — Management agreement buyout, net of tax
2.46 $ 2.62 $ 0.70 $ 0.82 $ Cash Earnings per share - diluted
(2)
) (0.20) (0.05) (0.13) (0.01 Tax benefit of impairment of goodwill and intangible assets
1.01 0.20 0.76 0.05 Impairment of goodwill and intangible assets
0.33 0.27 0.09 0.07 Depreciation
0.96 0.85 0.24 0.23 Amortization of intangibles
0.36 $ 1.35 $ ) (0.26 $ 0.47 $ GAAP Net income (loss) per share – diluted
100,521 $ 113,204 $ 28,383 $ 33,581 $ Cash Earnings excluding management agreement buyout, net of tax
(1)
— 7,681 — — Management agreement buyout, net of tax
100,521 $ 105,523 $ 28,383 $ 33,581 $ Cash Earnings
(1)
) (8,137) (1,899) (5,474) (300 Tax benefit of impairment of goodwill and intangible assets
41,257 7,877 31,031 2,222 Impairment of goodwill and intangible assets
13,371 11,010 3,665 3,045 Depreciation
39,194 34,303 9,871 9,340 Amortization of intangibles
14,836 $ 54,232 $ ) (10,710 $ 19,274 $ GAAP Net income (loss)
FY 2008 FY 2007 Q4 2008 Q4 2007

5 NFP: FOURTH QUARTER EARNINGS CONFERENCE CALL JESSICA BIBLIOWICZ Chairman, President and Chief Executive Officer

SOLID RESULTS IN DIFFICULT ENVIRONMENT
Cash earnings per share of $0.70 for the quarter and $2.46 for the year
Down 15% for the quarter and 13% for the year
Operating cash flow of $32 million for the quarter and $71 million for the year*
Substantial improvement from the third to the fourth quarter of 2008
Cash EPS grew 25%
Revenue increased 8%
Gross margin percentage improved from 17.5% to 19.2%
Q4 2008 vs. Q4 2007: Strong organic revenue growth at benefits firms offset by declines at life insurance firms
Same store revenue declined 17% for the quarter and 9% for the year
Net same store revenue declined 13% for the quarter and 7% for the year
* Excludes a $14.4 million outflow for the purchase of an increased economic ownership percentage of an existing firm in the first quarter of 2008.
The purchase increased NFP’s base acquired from an economic perspective but was included in operating cash flow for accounting purposes.

WELL POSITIONED TO PRESERVE EARNINGS
Credit facility amended successfully
Focused on reducing firm level operating expenses
2% reduction in operating expenses during the quarter
2009 Incremental Incentive Plan
Incentive paid for overall same store earnings growth
Expense reductions where NFP has direct control
10% reduction at corporate office in 2009
Taking the right steps to position NFP for the future

FIRM PERFORMANCE RELATIVE TO BASE & TARGET
(only includes firms that were part of NFP for at least 12 months)
26%
12%
62%
71%
19%
34%
47%
67%
0%
15%
30%
45%
60%
75%
Base Deficit Gap Bonus Within 85%
or above
Target
2007 2008
Percent of base within range of target earnings was influenced by operating environment

9 NFP: FOURTH QUARTER EARNINGS CONFERENCE CALL DONNA BLANK Executive Vice President and Chief Financial Officer

GROSS MARGIN: SAME STORE FIRMS ARE KEY DRIVERS
(1)
Includes firms not in the same store set, eliminations and dispositions.
(2)
NFPSI or NFP Securities, Inc. is the Company’s registered broker-dealer. NFPISI or NFP Insurance Services, Inc. is the Company’s
licensed insurance agency and marketing organization.
Q4 2007 Q4 2008 FY 2007 FY 2008
Other Gross Margin (1)
NFPSI & NFPISI Gross Margin (2)
Same Store Gross Margin
88%
86%
82%
75%
13%
12%
10%
11%
1%
14%
8%
Components of Gross Margin
Same store gross margin was impacted by declining revenue offset by lower expenses

NFP’S PRIORITY POSITION IN EARNINGS IS EFFECTIVE
% of Income Before Management Fees to NFP vs. Firm Principals
NFP’s percentage of earnings is increasing in a declining earnings environment
48%
45%
43%
4%
4%
2%
48%
51%
55%
FY 2006 FY 2007 FY 2008
To NFP
Incentive Management Fee to
Principals
Earned Management Fee to
Principals
52% 51% 48%
FY 2008 FY 2007 FY 2006
NFP's economic ownership % of owned firms

OTHER FINANCIAL PERFORMANCE HIGHLIGHTS
General & Administrative Expenses
Quarter-over-quarter increase due to $1.4 million severance expense
Q4 2008 was approximately $2 million less than expected
Anticipate a 10% decline in 2009 G&A
Impairments
Economic environment the driver of the increase
Taxes
Expect normalized rate of 46% going forward
Excluding tax benefit of impairments in cash earnings calculation

CREDIT FACILITY
Actual Leverage Ratio vs. Maximum
2.0x
1.0x
0.0x
0.5x
Credit facility amendment provides flexibility
$148 $173 $169 $174
Q4 2008 Q3 2008 Q2 2008 Q1 2008
Total Amount Outstanding (in millions)
Actual Consolidated Leverage Ratio
Maximum Consolidated Leverage Ratio
2.5x
2.2x
2.1x
2.1x
2.5x
2.5x
2.5x
2.5x
3.0x
3.5x
3.25x
3.0x
1.5x
2.5x
3.5x
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009
3.0x

IMPACT OF NEW ACCOUNTING PRONOUNCEMENTS ON 2009
RESULTS
SFAS 157: Adoption for non-financial assets
Modification of fair value measure that may impact impairments
Does not impact calculation of consolidated leverage ratio for credit facility in Q1 2009
FASB Staff Position APB 14-1: Related to convertible debt
instruments
Recognize non-cash interest expense related to convertible notes
$11 million pre-tax impact in 2009, $7 million after-tax
Expect to exclude after-tax impact from cash earnings calculation

15 NFP: FOURTH QUARTER EARNINGS CONFERENCE CALL DOUG HAMMOND Executive Vice President and Chief Operating Officer

SAME STORE OPERATING EXPENSES DECLINED IN Q4 2008
-2%
0%
2%
4%
6%
8%
10%
12%
Progress is being made in reducing firm expenses
Same Store Operating Expense: Period-Over-Period
Percentage Growth/(Decline)

FIRM OPERATING EXPENSE REDUCTIONS
Headcount at firms in the base deficit has declined over 15% since
June 2008
Targeting a 4% to 5% decline in operating expenses in 2009
Compiled detailed expense budgets for approximately 90% of 2008 firm level expenses
Assists in identifying additional savings
Continuous monitoring

2009 INCREMENTAL INCENTIVE PROGRAM
If “same store” earnings
increase from 2008 to 2009
Then 50% of the growth funds an
incentive pool paid in cash to firms
that contribute to the growth
If “same store” earnings
decrease from 2008 to 2009
Then an incentive pool is not funded
and no incentive is paid

SAME STORE REVENUE & NET REVENUE GROWTH BY
PRODUCT: Q4 2008
-45%
-21%
-56%
13%
52%
-17%
-7%
-9%
-18%
48%
17%
-45%
-16%
-44%
-60%
-40%
-20%
0%
20%
40%
60%
Retail Life
Insurance
Life
Brokerage
Settlements
Brokerage
Group
Benefits
Executive
Benefits
Financial
Advisory
Diversified
Same Store Revenue Net Revenue
Same Store Revenue & Net Revenue By Product - Q4 2008
Note 1: A firm is classified within a particular product line if at least 70% of its total YTD revenue is derived from that product
Note 2: Firms that did not have at least 70% of their revenue derived from any one of the six categories are considered diversified
Note 3: Intercompany eliminations have not been excluded
Note 4: Net revenue is revenue less commissions and fees expense paid to third parties
Strong growth in benefits offset by life insurance & financial advisory declines

-27%
-6%
-35%
6%
0%
2%
-29%
-3%
7%
-1%
-2%
10%
8%
-32%
-40%
-30%
-20%
-10%
0%
10%
Retail Life
Insurance
Life Brokerage Settlements
Brokerage
Group
Benefits
Executive
Benefits
Financial
Advisory
Diversified
Same Store Revenue Net Revenue
Same Store Revenue & Net Revenue By Product - FY 2008
Note 1: A firm is classified within a particular product line if at least 70% of its total YTD revenue is derived from that product
Note 2: Firms that did not have at least 70% of their revenue derived from any one of the six categories are considered diversified
Note 3: Intercompany eliminations have not been excluded
Note 4: Net revenue is revenue less commissions and fees expense paid to third parties
SAME STORE REVENUE & NET REVENUE GROWTH BY
PRODUCT: FULL YEAR
Strong growth in benefits offset by life insurance declines

FOURTH QUARTER AND FULL YEAR BUSINESS MIX
Growing Benefits Presence
Q4'08 Firm Revenue by Product
24%
9%
46%
21%
Q4'07 Firm Revenue by Product
32%
28%
8%
32%
FY'07 Firm Revenue by Product
28%
28%
9%
35%
FY'08 Firm Revenue by Product
21%
26%
10%
43%
Note 4: Firm classifications for '08 charts are based on YTD-Q4 2008 revenue; classifications for '07 charts are based on YTD-Q4 2007 revenue
Note 3: Firms that did not have at least 70% of their revenue derived from any one of the four categories are excluded
Note 2: Excludes NFPSI & NFPISI; Intercompany eliminations have not been excluded
Note 1: A firm is considered within a product line if at least 70% of its total YTD revenue is derived from that product
2007
2008
Retail Life Insurance
Life Insurance Brokerage
Benefits
Financial Advisory

22 NFP: FOURTH QUARTER EARNINGS CONFERENCE CALL APPENDIX

43% 57%
No earnout achieved
Firms That Have Completed Initial Earnout
Achieved initial earnout
INCENTIVE PLAN PERFORMANCE
(in terms of base acquired as of 12/31/2008)
As of 12/31/2008, 57% of eligible base acquired achieved an initial earnout compared with 51% as of 12/31/2007

21%
34% 14%
31%
Firms That Have Completed Initial Earnout & First Iteration of
Ongoing Incentive Plan
(in terms of base acquired as of 12/31/2008)
Initial earnout and ongoing
incentive award achieved
Neither initial earnout or
ongoing incentive plan
achieved
Only initial earnout achieved
Only ongoing incentive
award achieved
As of 12/31/2008, 79% of eligible base acquired achieved either initial earnout, ongoing incentive during first iteration or both compared with 70% as of 12/31/2007
INCENTIVE PLAN PERFORMANCE

56%
44%
Achieved second iteration of
ongoing incentive plan
INCENTIVE PLAN PERFORMANCE
Firms That Have Completed Second Iteration of Ongoing Incentive Plan
(in terms of base acquired as of 12/31/2008)
As of 12/31/2008, 44% of eligible base acquired achieved the second iteration of the ongoing incentive plan compared with 55% as of 12/31/2007
Did not achieve second
iteration of ongoing
incentive plan

National Financial Partners

401(K) ADVISORS, INC. • ADMINISTRATIVE SYSTEMS, INC./THE BALANCED PROGRAM, INC. • ADP/STATEWIDE INSURANCE AGENCIES, INC. • ADVANCED SETTLEMENTS, INC./NATIONAL INSURANCE BROKERAGE, LLC • ALAN KAYE INSURANCE AGENCY, INC. • ALEXANDER BENEFITS CONSULTING, LLC • ALLIANCE RESOURCE GROUP • AMERICAN BENEFITS INSURANCE CORP. • AMERICAN FINANCIAL SOLUTIONS • AMERICAN WEALTH TRANSFER GROUP • ARNONE, LOWTH, WILSON & LEIBOWITZ, INC. • ARTHUR D. SHANKMAN & COMPANY, INC. • ASHTO[illegible]OUP • BALS[illegible]MPANIES • BARRY KAYE ASSOCIATES, INC. • THE BAY RIDGE GROUP, INC. • BEACON GROUP • BEACON RETIREMENT PLANNING SERVICES, INC. • BENEFIT ASSOCIATES, INC. • BENEFIT PLANNI[illegible]N GROUP, INC. • BERNARD R. WOLFE & ASSOCIATES • BINGHAM & HENSLEY RESOURCES, INC. • BISHOP, ORTIZ & LOCASCIO ASSOCIATES, INC. • BMG OF WNY • BOB MCCLOSKEY AGENCY, INC./ [illegible]ING GROUP II, INC. • CASH & ASSOCIATES, P.A. • CASHMAN CONSULTING & INVESTMENTS, LLC • CHARON PLANNING CORPORATION • CHRISTIE FINANCIAL GROUP, INC. • CLIPPINGER FINANCIAL GROUP, LLC • CLOUSE FINANCIAL, LLC • THE COMP CONSULTING COMPANIES, LLC • COMPASS CAPITAL MANAGEMENT, LLC • COMRISK SPECIALTY PRODUCTS, INC. • CONTEMPORARY [illegible]ATIVE EDGE PLANNING & INSURANCE SERVICES, LLC • CURTIS & ASSOCIATES, INC. • DELESSERT FINANCIAL SERVICES, INC. • DELOTT & ASSOCIATES, INC. • DENNIS P. BUCKALEW & ASSSOCIATES, INC. • DIMEO SCHNEIDER & ASSOCIATES, LLC • DOT BENEFITS CONSULTING CORP. • DREYFUSS & BIRKE, LTD. • DUBLIN INSURANCE, INC. • ECA MARKETING, INC. • EDUCATORS PREFERRED CORPORATION • EILERS FINANCIAL SERVICES, INC. • ESTATE PLANNING ADVISORS, LLC • ESTATE RESOURCE ADVISORS, INC. • EXCESS REINSURANCE UNDERWRITERS, INC./QUANTUM CARE, INC. • EXECUTIVE BENEFIT SYSTEMS, INC. • FBD CONSULTING, INC. • FDR FINANCIAL GROUP, INC. • FIELD UNDERWRITERS AGENCY, INC. • FINANCIAL ARCHITECTS PARTNERS, LLC • FINANCIAL CONCEPTS OF THE TWIN CITIES, INC. • THE FINANCIAL GROUP • FIRST FINANCIAL PARTNERS CORP. • FIRST FINANCIAL RESOURCES, LTD. • FLEISCHER-JACOBS & ASSOCIATES, INC. • FORTUNE FINANCIAL GROUP, INC. • GAINES & SMITH FINANCIAL GROUP, INC • GOLDEN & COHEN, L.L.C. • THE HARTFIELD COMPANY, INC. • HARVEST FINANCIAL GROUP, INC. • HERRIG AND HERRIG FINANCIAL SERVICES OF FLORIDA, INC. • HIGHLAND CAPITAL BROKERAGE, INC. • HOSTETLER CHURCH, LLC • HOWARD KAYE INSURANCE AGENCY, INC. • IKON BENEFITS GROUP, INC. • INNOVATIVE BENEFITS CONSULTING, INC. • INNOVEST ADVISORS, INC. • INSREVIEW, INC. • INSURANCE AND FINANCIAL SERVICES, INC. • INSURANCE & INVESTMENT PROFESSIONALS, INC. • INTEGRATED PLANNING ASSOCIATES, INC. • IPS ADVISORS, INC. • IRC, INC. • JR KATZ • THE KNW GROUP • KRING FINANCIAL MANAGEMENT, INC. • LANNING & ASSOCIATES, INC. • LEGACY CAPITAL GROUP ARKANSAS, INC. • LENOX ADVISORS, INC. • LIBERTY FINANCIAL SERVICES, INC. • LIFESTYLE SETTLEMENTS, INC. • LINCOLN BENEFITS GROUP, INC. • LONGNECKER & ASSOCIATES, INC • LTCI PARTNERS, LLC • LUCCO FINANCIAL PARTNERS • M & M BROKERAGE SERVICES, INC. • MAGUIRE FINANCIAL ADVISORS, LLC • MANAGEMENT BROKERS, INC. • MARC F. JONES ADVISORS, LLC • MASCHINO, HUDELSON & ASSOCIATES, LLC • MASSACHUSETTS BUSINESS ASSOCIATION • MASSACHUSETTS BUSINESS ASSOCIATION/ NORTHEAST BUSINESS TRUST • MCKENZIE, LABELLA, MATOL & CO. • THE MELTZER GROUP • MICHAEL G. PENNEY INSURANCE, INC. • MICHAEL G. RUDELSON & COMPANY • MITCHELL & MORONESO INSURANCE SERVICES, INC. • MODERN PORTFOLIO MANAGEMENT, INC. • MONAGHAN, TILGHMAN & HOYLE • MOSSE & MOSSE INSURANCE ASSOCIATES, INC. • MTD ASSOCIATES • NATIONAL ENROLLMENT SERVICES, INC. • NATIONAL MADISON GROUP, INC. • NATIONAL SETTLEMENT CONSULTANTS • NEMCO BROKERAGE, INC. • NEWMARKET FINANCIAL GROUP • NFP PROPERTY & CASUALTY SERVICES, INC. • NUVISION FINANCIAL CORP. • OKLAHOMA FINANCIAL CENTER, INC. • O'RIORDAN AND ASSOCIATES • P&A CAPITAL ADVISORS, INC. • PATRICIA TANNER & ASSOCIATES • PENINSULA ADVISORS, LLC • PEREGRINE ADVISERS, INC. • THE PERKINS COMPANIES, INC. • PERSONAL CAPITAL MANAGEMENT, INC. • PEYSER & ALEXANDER MANAGEMENT, INC. • PLAN DESIGN SERVICES, INC. • PORTELL FINANCIAL SERVICES • POTOMAC BASIN GROUP ASSOCIATES, INC. • PREFERRED BENEFITS GROUP, INC. • PRIESTLEY COMPANY, INC. • PROFESSIONAL BENEFITS SOLUTIONS, INC. • PROFESSIONAL PENSIONS, INC. • PRO FINANCIAL SERVICES, INC. • PROVISE MANAGEMENT GROUP, LLC • PRW ASSOCIATES INSURANCE AGENCY, INC. • REALCARE INSURANCE MARKETING, INC. • RENAISSANCE BANK ADVISORS, LLC • RENAISSANCE BENEFIT ADVISORS, INC. • RETIREMENT INVESTMENT ADVISORS, INC. • SAMPERS FINANCIAL, INC. • SAN DIEGO PENSION CONSULTANTS, INC. • SCHECHTER FINANCIAL GROUP • SCHMIDT FINANCIAL GROUP, INC. • SCORICA, INC. • SINDRICH & ASSOCIATES • SMITH & FRANK GROUP SERVICES, INC. • SONTAG ADVISORY, LLC • THE SPALDING FINANCIAL GROUP, INC. • STA BENEFITS, LTD. • STALLARD FINANCIAL STRATEGIES, INC. • STUART COHEN & ASSOCIATES • SUMMIT FINANCIAL GROUP • SUPPORT FINANCIAL SERVICES, INC. • THORBAHN & ASSOCIATES INSURANCE AGENCY, INC. • TOTAL FINANCIAL & INSURANCE SERVICES, INC. • UDELL ASSOCIATES • UNITED ADVISORS, LLC • UNIVERSAL INSURANCE BROKERAGE SERVICES, LLC • VIRTUAL BENEFITS CORPORATION • WHARTON ADVISORS • WINDSOR INSURANCE ASSOCIATES • THE ZIDD AGENCY, INC. •